NEWS RELEASE

EVEREST RE GROUP, LTD.
Seon Place, 141 Front Street, 4th Floor, Hamilton HM 19, Bermuda

Contact:  Elizabeth B. Farrell
Vice President, Investor Relations
Everest Global Services, Inc.
908.604.3169

For Immediate Release

Everest Re Group Reports Record Operating Earnings per Share for 2015;
Operating Return on Equity of 15%

HAMILTON, Bermuda – February 3, 2016 -- Everest Re Group, Ltd. (NYSE: RE) today reported fourth quarter 2015 after-tax operating income1 available to common shareholders of $353.5 million, or $8.17 per diluted common share, compared to after-tax operating income¹ of $331.5 million, or $7.28 per diluted common share, for the fourth quarter of 2014. Net income available to common shareholders was $357.3 million, or $8.26 per diluted common share, for the fourth quarter of 2015, compared to net income of $340.1 million, or $7.47 per diluted common share, for the same period last year.

For the year ended December 31, 2015, after-tax operating income1available to common shareholders was $1.1 billion, or $25.04 per diluted common share, compared to $1.1 billion or $24.71 per diluted common share, for 2014. Net income available to common shareholders was $977.9 million, or $22.10 per diluted common share, for the full year 2015, compared to $1.2 billion, or $25.91 per diluted common share, for 2014.

Commenting on the Company's results, President and Chief Executive Officer, Dominic J. Addesso said, "While the market remains challenging, Everest continues to generate superior results with an underwriting combined ratio of 83.4% and an operating return on equity of 15% for the year. This is an impressive result considering the volatility in our financial markets. We remain focused on increasing value for our shareholders as we continue building out the Everest franchise."

Operating highlights for the fourth quarter and full year of 2015 included the following:

•
Gross written premiums for the quarter were $1.5 billion, an increase of 6% compared to the fourth quarter of 2014. For the full year, gross written premiums grew 2% to $5.9 billion. Eliminating the unfavorable effects of foreign currency fluctuations, total premiums were actually up 5% for the year. Worldwide reinsurance premiums, including the Mt. Logan Re segment, were essentially flat, on a constant dollar basis, while direct insurance premiums were up 26% for the year.

•
The combined ratio was 76.4% for the quarter and 83.4% for the year, compared to 80.5% and 82.8%, respectively, for the same periods in 2014. The quarter benefitted from net reserve releases of $34.7 million and a net reduction to prior year catastrophe loss estimates of $23.0 million, offset by $19.3 million for the southwest storms that occurred in the quarter. For the full year, catastrophe losses, net of reinstatement premiums, totaled $63.1 million. Excluding catastrophe losses, reinstatement premiums and favorable prior year loss development, the calendar year attritional combined ratio was 82.9% compared to 82.0% for 2014.

•	Net investment income amounted to $110.7 million for the quarter and $473.8 million for the full year 2015. This included limited partnership income of $14.4 million for the year.
•
Net after-tax realized capital gains totaled $3.8 million in the quarter. For the full year, realized and unrealized capital losses, net of tax, amounted to $130.2 million and $180.4 million, respectively.

•	Cash flow from operations was $320.8 million for the quarter and $1.3 billion for the full year 2015. This compared to $387.9 million and $1.3 billion for the same periods, respectively, in 2014.
•	For the year, the after-tax operating income[1] return on average adjusted shareholders' equity[2] was 15.0% and net income return on equity was 13.2%.
•
During the quarter, the Company repurchased 412,011 of its common shares at an average price of $182.22 and a total cost of $75.1 million. For the year, the Company repurchased 2.3 million of its common shares for a total cost of $400.1 million. The repurchases were made pursuant to a share repurchase authorization, provided by the Company's Board of Directors, under which there remains 4.1 million shares available.

•	Shareholders' equity ended the year at $7.6 billion. Book value per share increased 7% from $166.75 at year-end 2014 to $178.21 at December 31, 2015.

This news release contains forward-looking statements within the meaning of the U.S. federal securities laws.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company.  These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Everest Re Group, Ltd. is a Bermuda holding company that operates through the following subsidiaries: Everest Reinsurance Company provides reinsurance to property and casualty insurers in both the U.S. and international markets. Everest Reinsurance (Bermuda), Ltd., including through its branch in the United Kingdom, provides reinsurance and insurance to worldwide property and casualty markets and reinsurance to life insurers. Everest Reinsurance Company (Ireland), Limited provides reinsurance to non-life insurers in Europe. Mt. Logan Re, a segregated cell company, capitalized by the Company and third party investors, is a specialty reinsurer of catastrophe risks. Everest National Insurance Company and Everest Security Insurance Company provide property and casualty insurance to policyholders in the U.S. Everest Indemnity Insurance Company offers excess and surplus lines insurance in the U.S. Everest Insurance Company of Canada provides property and casualty insurance to policyholders in Canada. The Company also operates within the Lloyd's insurance market through Syndicate 2786. Additional information on Everest Re Group companies can be found at the Group's web site at www.everestregroup.com.

A conference call discussing the fourth quarter results will be held at 10:30 a.m. Eastern Time on February 4, 2016. The call will be available on the Internet through the Company's web site or at www.streetevents.com.

Recipients are encouraged to visit the Company's web site to view supplemental financial information on the Company's results. The supplemental information is located at www.everestregroup.com in the "Financial Reports" section of the "Investor Center". The supplemental financial information may also be obtained by contacting the Company directly.
___________________________________

1The Company generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance.  After-tax operating income (loss) consists of net income (loss) excluding after-tax net realized capital gains (losses) as the following reconciliation displays:

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
(Dollars in thousands, except per share amounts)	2015		2014		2015		2014
		(unaudited)				(unaudited)

		Per Diluted		Per Diluted		Per Diluted		Per Diluted
		Common		Common		Common		Common
	Amount	Share	Amount	Share	Amount	Share	Amount	Share

Net income (loss)*	$357,281	$8.26	$340,123	$7.47	$977,869	$22.10	$1,199,156	$25.91
After-tax net realized capital gains (losses)	3,831	0.09	8,655	0.19	(130,192)	(2.94)	55,469	1.20

After-tax operating income (loss)*	$353,450	$8.17	$331,468	$7.28	$1,108,061	$25.04	$1,143,687	$24.71

* attributable to common shareholders
(Some amounts may not reconcile due to rounding.)

Although net realized capital gains (losses) are an integral part of the Company's insurance operations, the determination of net realized capital gains (losses) is independent of the insurance underwriting process.  The Company believes that the level of net realized capital gains (losses) for any particular period is not indicative of the performance of the underlying business in that particular period.  Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company's success or failure in its basic business, and may lead to incorrect or misleading assumptions and conclusions.  The Company understands that the equity analysts who follow the Company focus on after-tax operating income (loss) in their analyses for the reasons discussed above.  The Company provides after-tax operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company's performance.

2Adjusted shareholders' equity excludes net after-tax unrealized (appreciation) depreciation of investments

--Financial Details Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands, except per share amounts)	2015	2014	2015	2014
	(unaudited)		(unaudited)
REVENUES:
Premiums earned	$1,428,344	$1,362,330	$5,481,459	$5,169,135
Net investment income	110,685	134,046	473,825	530,570
Net realized capital gains (losses):
Other-than-temporary impairments on fixed maturity securities	(39,498)	(39,007)	(102,199)	(39,502)
Other-than-temporary impairments on fixed maturity securities
transferred to other comprehensive income (loss)	-	-	-	-
Other net realized capital gains (losses)	50,005	52,359	(81,948)	123,548
Total net realized capital gains (losses)	10,507	13,352	(184,147)	84,046
Net derivative gain (loss)	11,542	(15,567)	6,317	(11,599)
Other income (expense)	874	24,272	60,435	18,437
Total revenues	1,561,952	1,518,433	5,837,889	5,790,589

CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses	700,692	713,671	3,101,915	2,906,534
Commission, brokerage, taxes and fees	319,904	315,378	1,202,036	1,135,586
Other underwriting expenses	70,702	68,235	265,984	240,400
Corporate expenses	5,942	4,619	23,254	23,421
Interest, fees and bond issue cost amortization expense	9,185	9,563	36,191	38,533
Total claims and expenses	1,106,425	1,111,466	4,629,380	4,344,474

INCOME (LOSS) BEFORE TAXES	455,527	406,967	1,208,509	1,446,115
Income tax expense (benefit)	63,153	49,704	134,021	187,652

NET INCOME (LOSS)	$392,374	$357,263	$1,074,488	$1,258,463
Net (income) loss attributable to noncontrolling interests	(35,093)	(17,140)	(96,619)	(59,307)
NET INCOME (LOSS) ATTRIBUTABLE TO EVEREST RE GROUP	$357,281	$340,123	$977,869	$1,199,156

Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period	(129,792)	(64,614)	(274,127)	704
Reclassification adjustment for realized losses (gains) included in net income (loss)	34,162	23,033	93,688	21,392
Total URA(D) on securities arising during the period	(95,630)	(41,581)	(180,439)	22,096

Foreign currency translation adjustments	(31,022)	(57,043)	(111,530)	(95,417)

Benefit plan actuarial net gain (loss) for the period	5,681	(39,110)	5,681	(39,110)
Reclassification adjustment for amortization of net (gain) loss included in net income (loss)	1,447	654	6,216	3,020
Total benefit plan net gain (loss) for the period	7,128	(38,456)	11,897	(36,090)
Total other comprehensive income (loss), net of tax	(119,524)	(137,080)	(280,072)	(109,411)
Other comprehensive (income) loss attributable to noncontrolling interests	-	-	-	-
Total other comprehensive income (loss), net of tax attributable to Everest Re Group	(119,524)	(137,080)	(280,072)	(109,411)

COMPREHENSIVE INCOME (LOSS)	$237,757	$203,043	$697,797	$1,089,745

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO EVEREST RE GROUP:
Basic	$8.32	$7.54	$22.29	$26.16
Diluted	8.26	7.47	22.10	25.91
Dividends declared	1.15	0.95	4.00	3.20

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS

	December 31,
(Dollars and share amounts in thousands, except par value per share)	2015	2014
	(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value	$13,357,294	$13,101,067
(amortized cost: 2015, $13,276,206; 2014, $12,831,159)
Fixed maturities - available for sale, at fair value	2,102	1,509
Equity securities - available for sale, at market value (cost: 2015, $122,271; 2014, $148,326)	108,940	140,210
Equity securities - available for sale, at fair value	1,337,733	1,447,820
Short-term investments	1,795,455	1,705,932
Other invested assets (cost: 2015, $786,994; 2014, $601,925)	786,994	601,925
Cash	283,658	437,474
Total investments and cash	17,672,176	17,435,937
Accrued investment income	100,942	111,075
Premiums receivable	1,479,293	1,397,983
Reinsurance receivables	840,420	670,854
Funds held by reinsureds	278,673	228,192
Deferred acquisition costs	373,072	398,408
Prepaid reinsurance premiums	157,424	154,177
Income taxes	258,541	184,762
Other assets	265,634	236,436
TOTAL ASSETS	$21,426,175	$20,817,824

LIABILITIES:
Reserve for losses and loss adjustment expenses	$9,951,798	$9,720,813
Future policy benefit reserve	58,910	59,820
Unearned premium reserve	1,613,390	1,728,745
Funds held under reinsurance treaties	88,544	3,932
Commission reserves	79,849	87,990
Other net payable to reinsurers	166,822	139,841
Losses in course of payment	112,170	157,527
4.868% Senior notes due 6/1/2044	400,000	400,000
6.6% Long term notes due 5/1/2067	238,368	238,364
Accrued interest on debt and borrowings	3,537	3,537
Equity index put option liability	40,705	47,022
Unsettled securities payable	15,314	41,092
Other liabilities	291,322	316,469
Total liabilities	13,060,729	12,945,152

NONCONTROLLING INTERESTS:
Redeemable noncontrolling interests - Mt. Logan Re	756,861	421,552

SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding	-	-
Common shares, par value: $0.01; 200,000 shares authorized; (2015) 68,606
and (2014) 68,336 outstanding before treasury shares	686	683
Additional paid-in capital	2,103,638	2,068,807
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of ($15,863) at 2015 and $20,715 at 2014	(231,755)	48,317
Treasury shares, at cost; 25,912 shares (2015) and 23,650 shares (2014)	(2,885,956)	(2,485,897)
Retained earnings	8,621,972	7,819,210
Total shareholders' equity attributable to Everest Re Group	7,608,585	7,451,120
TOTAL LIABILITIES, NONCONTROLLING INTERESTS AND SHAREHOLDERS' EQUITY	$21,426,175	$20,817,824

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Twelve Months Ended
	December 31,
(Dollars in thousands)	2015	2014
	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,074,488	$1,258,463
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable	(93,837)	45,282
Decrease (increase) in funds held by reinsureds, net	31,225	(1,835)
Decrease (increase) in reinsurance receivables	(240,414)	(186,014)
Decrease (increase) in income taxes	(36,771)	31,340
Decrease (increase) in prepaid reinsurance premiums	(14,486)	(79,086)
Increase (decrease) in reserve for losses and loss adjustment expenses	394,167	195,524
Increase (decrease) in future policy benefit reserve	(910)	308
Increase (decrease) in unearned premiums	(96,950)	161,149
Increase (decrease) in other net payable to reinsurers	38,262	29,410
Increase (decrease) in losses in course of payment	(43,964)	(174,206)
Change in equity adjustments in limited partnerships	(12,965)	(39,464)
Distribution of limited partnership income	53,984	51,120
Change in other assets and liabilities, net	264	35,419
Non-cash compensation expense	21,237	21,197
Amortization of bond premium (accrual of bond discount)	50,901	49,214
Amortization of underwriting discount on senior notes	4	46
Net realized capital (gains) losses	184,147	(84,046)
Net cash provided by (used in) operating activities	1,308,382	1,313,821

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value	2,144,930	2,142,693
Proceeds from fixed maturities matured/called - available for sale, at fair value	-	875
Proceeds from fixed maturities sold - available for sale, at market value	1,724,093	1,811,801
Proceeds from fixed maturities sold - available for sale, at fair value	1,824	36,467
Proceeds from equity securities sold - available for sale, at market value	28,936	16,901
Proceeds from equity securities sold - available for sale, at fair value	614,044	584,069
Distributions from other invested assets	57,201	115,482
Proceeds from sale of subsidiary (net of cash disposed)	3,934	-
Cost of fixed maturities acquired - available for sale, at market value	(4,718,303)	(4,672,633)
Cost of fixed maturities acquired - available for sale, at fair value	(2,436)	(24,098)
Cost of equity securities acquired - available for sale, at market value	(10,850)	(18,016)
Cost of equity securities acquired - available for sale, at fair value	(556,889)	(446,457)
Cost of other invested assets acquired	(286,599)	(224,740)
Net change in short-term investments	(98,903)	(497,983)
Net change in unsettled securities transactions	(22,719)	(4,433)
Net cash provided by (used in) investing activities	(1,121,737)	(1,180,072)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period, net	13,597	17,839
Purchase of treasury shares	(400,059)	(500,024)
Net cost of senior notes maturing	-	(250,000)
Net proceeds from issuance of senior notes	-	400,000
Third party investment in redeemable noncontrolling interest	266,848	136,200
Subscription advances for third party redeemable noncontrolling interest	30,000	40,000
Dividends paid to shareholders	(175,107)	(145,913)
Dividends paid on third party investment in redeemable noncontrolling interest	(68,158)	(10,334)
Net cash provided by (used in) financing activities	(332,879)	(312,232)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(7,582)	4,575

Net increase (decrease) in cash	(153,816)	(173,908)
Cash, beginning of period	437,474	611,382
Cash, end of period	$283,658	$437,474

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered)	$164,856	$153,455
Interest paid	35,973	39,424